UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 19, 2018

_________________

22nd Century Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36338	98-0468420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8560 Main Street Williamsville, New York (Address of Principal Executive Office)		14221 (Zip Code)
Registrant’s telephone number, including area code: (716) 270-1523

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

22nd Century Group, Inc. (the "Company") deeply regrets to announce that James E. Swauger, Ph.D., who became the Company’s Senior Vice President of Science and Regulatory Affairs on October 31, 2017, died on April 19, 2018.  The Board of Directors and the management of the Company extend their most sincere condolences to the family of Dr. Swauger.

Item 7.01. Regulation FD Disclosure.

On April 23, 2018, the Company issued a press release that included an announcement of the matter described above. The Company is furnishing a copy of such press release as Exhibit 99.1 hereto, which is incorporated by reference herein.

Item 9.01(d): Financial Statements and Exhibits.

Exhibit 99.1	Press Release, dated April 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

22nd Century Group, Inc.

/s/ Thomas L. James
Date: April 23, 2018	Thomas L. James, Esq.
Vice President, General Counsel and Secretary